Exhibit 99.2

FA Email

Subject: CNL Healthcare Properties Announces Updated Estimated NAV Results & Regular Distribution

Feb. 17, 2026

FOR BROKER-DEALER AND RIA USE ONLY.

Dear Financial Professional,

CNL Healthcare Properties (the Company) filed a Form 8-K on Feb. 17, 2026, to announce an updated estimated net asset value (NAV) per share of $6.90 for its common stock as of Nov. 4, 2025.1

Updated Estimated NAV

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On Nov. 4, 2025, the Company signed a definitive transaction agreement with Sonida Senior Living, Inc. (Sonida or NYSE:SNDA), pursuant to which the Company will be acquired by Sonida (the Transaction). This proposed Transaction will provide the opportunity for full and real-time liquidity for the Company’s shareholders upon closing, assuming the Company receives approval from a majority of shareholders entitled to vote and the other closing conditions in the agreement are met. Under the terms of the transaction agreement, Sonida will acquire all the Company’s common stock for an aggregate estimated transaction consideration of $6.90 per common share, subject to certain adjustments.

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Considering the pending Transaction, the Company has prepared an updated estimated NAV per share as of Nov. 4, 2025, to assist members of the Financial Industry Regulatory Authority (FINRA) in meeting customer account statement reporting obligations under FINRA Rule 2231.

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The valuation committee of the Company’s board of directors, consisting solely of the Company’s independent directors, and the board of directors (board) reviewed the terms and conditions of the transaction agreement and the KeyBanc Capital Markets written fairness opinion dated Nov. 4, 2025, delivered to the board and the special committee of the board. The board’s valuation committee determined that the per share value for the Company’s common stock was reasonable as of Nov. 4, 2025, and recommended the board approve $6.90 per share as the estimated NAV as of Nov. 4, 2025. [1]

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The board unanimously approved $6.90 as the Company’s adjusted estimated NAV per share of its common stock as of Nov. 4, 2025.[1] This represents a premium to the $6.64 midpoint of the most recent estimated NAV per share as of Dec. 31, 2024.

Regular Distribution

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The board has declared a prorated regular quarterly distribution of $0.02133 per share for the first quarter through March 16, 2026. [2] This is based on the Company’s current expectation that the pending transaction will close in March 2026, though the closing date can change (or not happen at all). The distribution is expected to be paid on or about Feb. 18, 2026, to shareholders of record as of Feb. 13, 2026.

This letter to shareholders will be posted on cnlhealthcareproperties.com. For additional information, please read the Form 8-K filed Feb. 17, 2026, contact your sales representative directly or call CNL Client Services at 866-650-0650, option 2.

[1]

The estimated NAV per share is only an estimate based on a snapshot in time and does not represent a guarantee of the amount that shareholders will receive now or in the future for their shares of the Company’s common stock. If the Merger Agreement were to be terminated pursuant to its terms and the Transaction were to not occur, the Company anticipates it would engage an independent third-party valuation firm and undertake a fulsome estimated net asset valuation process and determine whether the 2025 NAV no longer properly represents the Company’s adjusted estimated net asset value per share.

[2]	Distributions are not guaranteed in frequency or amount. Distributions have been and may in the future be paid by borrowings, shareholder proceeds and income.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements are based on current expectations and may be identified by words such as “believes,” “anticipates,” “expects,” “may,” “could” and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the company’s ability to control or accurately predict, including the amount and timing of anticipated future distributions, estimated per share net asset value of the company’s stock and/or other matters. The company’s forward-looking statements are not guarantees of future performance. Shareholders and financial professionals should not place undue reliance on forward-looking statements. While CNL Healthcare Properties’ management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Transaction that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummate the Transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite shareholder approval, failure to obtain any required regulatory approvals or the failure to satisfy other conditions to completion of the Transactions; (4) risks that the proposed Transaction disrupt current plans and operations of CNL Healthcare Properties or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the Transaction; (6) the amount of the costs, fees, expenses and charges related to the Transaction; (7) the risk that the Merger Agreement may be terminated in circumstances requiring CNL Healthcare Properties to pay a termination fee; (8) the effect of the announcement of the Transaction on the ability of CNL Healthcare Properties to retain and hire key personnel and maintain relationships with its tenants and others with whom it does business; (9) the effect of the announcement of the Transaction on CNL Healthcare Properties’ operating results and business generally; (10) the other risks and important factors contained and identified in CNL Healthcare Properties’ filings with the SEC, such as CNL Healthcare Properties’ Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, as well as CNL Healthcare Properties’ subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time; and (11) the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in Sonida’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, filed with the SEC on March 17, 2025, and as such factors may be updated from time to time in Sonida’s other filings with the SEC, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

Additional Information about the Proposed Transaction and Where to Find It

This does not constitute a solicitation of any vote or approval in connection with the Transaction. In connection with the proposed Transaction, Sonida has filed registration statement on Form S-4 (File No. 333-292187) (“Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 6, 2026, that will serve as a prospectus for the Parent Common Stock to be issued as consideration in the Transaction and Sonida and the Company have each filed a joint proxy statement as a proxy statement of the Company for the solicitation of our stockholders in favor of the Transaction, among other proposals, and of Sonida for the solicitation of Sonida’s stockholders in favor of the issuance of the shares of Sonida Common Stock in the Transaction (the “Joint Proxy Statement/Prospectus”) with the SEC, which the Company has furnished to its stockholders in connection with the meeting of stockholders to vote on the Transaction. This communication is for informational purposes only, is neither an offer to purchase nor a solicitation of an offer to sell shares and is not a substitute for the Joint Proxy Statement/Prospectus or any other document that the Company may file with the SEC or send to its stockholders in connection with the Transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SONIDA, THE PROPOSED TRANSACTION, THE PLAN OF DISSOLUTION, AND RELATED MATTERS. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE. The registration statement, the proxy statement/prospectus and other documents, when filed with the SEC, can be obtained free of charge through the website maintained by the SEC at sec.gov, at the Company’s website at cnlhealthcareproperties.com under the tab “Filings” and then “SEC Filings” and on Sonida’s investor relations website at investors.sonidaseniorliving.com under the tab “Financials” and “SEC Filings.”

Participants in the Solicitation

The Company and its directors and executive officers and Sonida and its directors and executive officers and other members of their respective management and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transaction and the issuance of shares of Sonida Common Stock. Information regarding the special interests of these directors, executive officers, management and employees in the proposed Transaction are included in the joint proxy statement/prospectus referred to above and may be included in other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Transaction and the issuance of shares of Sonida Common Stock. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, which was filed with the SEC on March 12, 2025, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding Sonida’s directors and executive officers is also included in Sonida’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025, and in Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership of Sonida’s officers and executive officers filed with the SEC and in other documents filed by Sonida with the SEC. The filed documents are available free of charge on the SEC’s website at sec.gov and from the Company and Sonida by contacting them as described above. Other information about the participants in the proxy solicitation will be contained in the joint proxy statement/prospectus.

FOR BROKER-DEALER AND RIA USE ONLY.

CHP-0226-5194817 -BD